Investment Thesis FINANCIAL DATA AS OF September 30, 2018 DATED: November 1, 2018 Exhibit 99.1

Executive Summary SLIDES 2 TO 22

Forward-Looking Statements; Non-GAAP; New Accounting Standards Forward-Looking Statements: This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  These statements include, but are not limited to, descriptions of Old National Bancorp’s (“Old National’s”) financial condition, results of operations, asset and credit quality trends and profitability.  Forward-looking statements can be identified by the use of the words “anticipate,” “believe,” “expect,” “intend,” “could” and “should,” and other words of similar meaning.  These forward-looking statements express management’s current expectations or forecasts of future events and, by their nature, are subject to risks and uncertainties. There are a number of factors that could cause actual results to differ materially from those in such statements.  Factors that might cause such a difference include, but are not limited to: expected cost savings, synergies and other financial benefits from the merger with Klein Financial, Inc. (“Klein”) that might not be realized within the expected timeframes and costs or difficulties relating to integration matters might be greater than expected;  market, economic, operational, liquidity, credit and interest rate risks associated with Old National’s business; competition; government legislation and policies (including the impact of the Dodd-Frank Wall Street Reform and Consumer Protection Act and its related regulations); ability of Old National to execute its business plan; changes in the economy which could materially impact credit quality trends and the ability to generate loans and gather deposits; failure or circumvention of our internal controls; failure or disruption of our information systems; significant changes in accounting, tax or regulatory practices or requirements; new legal obligations or liabilities or unfavorable resolutions of litigations; disruptive technologies in payment systems and other services traditionally provided by banks; computer hacking and other cybersecurity threats; other matters discussed in this presentation; and other factors identified in our Annual Report on Form 10-K and other periodic filings with the SEC.  These forward-looking statements are made only as of the date of this presentation, and Old National does not undertake an obligation to release revisions to these forward-looking statements to reflect events or conditions after the date of this presentation. Non-GAAP: These slides contain non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of the registrant's historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the registrant; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States. Pursuant to the requirements of Regulation G, Old National Bancorp has provided reconciliations within the slides, as necessary, of the non-GAAP financial measure to the most directly comparable GAAP financial measure. New Accounting Standards: For the three months ended March 31, 2018, amounts reflect the reclassification of $0.5 million of agency costs from data processing expense to investment product fee revenue as a result of the implementation of the revenue recognition accounting standard.

Snapshot of Old National Largest bank holding company headquartered in Indiana with financial centers located in Indiana, Kentucky, Michigan, Wisconsin and Minnesota 190 financial centers1 230 ATMs1 Focused on community banking with a full suite of product offerings: Retail and small - medium size business Wealth management Mortgage Guided by three strategic imperatives Strengthen the risk profile Enhance management discipline Achieve consistent quality earnings Summary Overview Company Description Headquarters Evansville, IN Market Cap (millions)1 $3,068 P / TBV 198% Dividend Yield 3.0% LTM Average Daily Volume (actual) 847,757 Total Assets1 $19,527 Core Deposits1 $13,855 Trust Assets Under Management $10,824 ROAA As Reported / Adjusted2 1.18% /1.20% ROATCE1 As Reported / Adjusted2 16.10% / 16.42% Investment services Capital markets Loan Mix Deposit Mix 1 Proforma for Klein partnership (using Klein’s 9-30-18 Call Report) & sale of 10 Wisconsin branches 2 Non-GAAP financial measure which Management believes is useful in evaluating the financial results of the Company – see Appendix for Non-GAAP reconciliation 3 At or for the three-months ended September 30, 2018 Market data as of October 29, 2018 $ in millions, except as noted Loans to Total Deposits 89.8% Loan Yields 4.56% Cost of Total Deposits 0.36% Risk Weighted Assets / Total Assets 72.4% Tangible Book Value $8.86 Noninterest Income / Total Revenue (FTE) 25.6% Efficiency Ratio As Reported / Adjusted2 64.71% / 58.67% Net Charge-Offs (Recoveries) / Average Loans 0.06% 90+ Day Delinquent Loans 0.01% Non-Performing Loans / Total Loans 1.47% Allowance to Nonperforming Loans 32% Key Financial Metrics3

Old National’s Footprint1 75 69 74 70 64 57 39 75 64 65 90 94 43 65 74 35 94 Indiana2 $7.2 billion deposits 51% of total franchise Michigan $1.3 billion deposits 9% of total franchise Wisconsin $1.4 billion deposits 10% of total franchise Kentucky $0.8 billion deposits 6% of total franchise Minnesota $3.4 billion deposits 24% of total franchise Source: S&P Global Market Intelligence using FDIC Summary of Deposits as of June 30, 2018 1 Proforma for Klein partnership and the sale of 10 Wisconsin branches 2 Includes $0.2 billion of deposits in 2 Illinois branches located near the Indiana border Areas enhanced through our partnerships: Commercial real estate lending SBA lending Mortgage lending BSA/AML  operations, systems and high risk customer analysis

Old National’s Top 10 MSAs Demographics in Top 5 (56% of deposits) and Top 10 (69% of deposits) markets are better than national averages Expansion markets tend to be much better than national average demographics Source: S&P Global Market Intelligence using FDIC Summary of Deposits as of June 30, 2018 1 Proforma for Klein partnership and the sale of 10 Wisconsin branches

Strategy to Drive Long-Term Shareholder Value Larger balance sheet capabilities with a strong product offering, delivered in-market with unequalled client care – “Out-product Community Banks, Out-service Large Regionals” Basic Bank…Broader Reach M&A Repositioned Franchise with Better Growth Dynamics… … and Embedded Operating Leverage Strong Credit Culture and Lower Risk Model Granular & Diversified Loan Portfolio Quality Low-Cost Deposit Base Positioned in faster-growth Midwestern markets with expanded client base and higher commercial density – MSAs where the business model works well and there is a service gap between the large regionals and the community banks 400bps+ positive operating leverage 3Q18 vs. 3Q17; Continued branch rationalization and process improvement while reducing low-return businesses and lower growth markets (insurance sale, exit Southern IL, sold and/or consolidated 201 branches since 12-31-2010) Conservative credit culture with below peer net charge-offs and lower-than-peer RWA/Assets; Lower volatility model by design Small average loan size with no significant industry concentrations Below peer cost of total deposits (36bps) and deposit betas (13.0% since 3Q15)

Franchise Evolution Built a Better Bank… Source: S&P Global Market Intelligence 1 Proforma for Klein partnership (using Klein’s 9-30-18 Call Report) and the sale of 10 Wisconsin branches

… With Improved Scale Source: S&P Global Market Intelligence using FDIC Summary of Deposits as of June 30, 2018 1 Proforma for Klein partnership and the sale of 10 Wisconsin branches 25% increase 78% increase

Successful Execution and Integration Has Driven Improved Profitability 1 Non-GAAP financial measure which Management believes is useful in evaluating the financial results of the Company – see Appendix for Non-GAAP reconciliations Peer Group data per S&P Global Market Intelligence and as of most recent quarter available - See Appendix for definition of Peer Group ROAA1 Adjusted Noninterest Expenses per Average Assets1 Efficiency Ratio1 2010 2Q18 2010 2Q18 2010 3Q18 2010 3Q18 2010 2Q18 2010 3Q18 2010 3Q18 2010 2Q18 ROATCE1

Deposit Composition Deposit Growth 2012 – 3Q18 CAGR: 9.7% Cost of Total Deposits Peer Group data per S&P Global Market Intelligence - See Appendix for definition of Peer Group $ in millions 1 As of September 30, 2018 Quality Low-Cost Deposit Franchise

Low Deposit Betas Deposit Beta1 Analysis – 3Q 2015 to Most Recent Quarter 1 Deposit beta defined as the increase in cost of interest bearing deposits divided by the increase in the end of period fed funds target rate since 3Q15 2 ONB & Peer data as of 09/30/18 3Last rate hike cycle from 1Q04 to 2Q07 Source: S&P Global Market Intelligence; 1 Peer with no financial disclosure Banks with $10-$25bn in Assets (Median)

Improved Balance Sheet Mix Increase of 13.9% 1 Includes loans held for sale

Credit $ in millions

Strong Credit Culture Peer Group data per S&P Global Market Intelligence as of 06/30/2018 - See Appendix for definition of Peer Group 1 Excludes loans held for sale 2 Source: Regulatory Call Report Legal lending limit at September 30, 2018 of $235 million per borrower 3-Year Cumulative NCOs / Avg. Loans1 CRE Concentration (% of Loans)1,2 211% 194% 221% CRE /Total RBC1,2 Average Loan Size Commercial & Industrial $363,000 Commercial Real Estate $622,000

Low-Risk Balance Sheet Implies $1.2 billion increase in RWA to meet peer average Peer Group data per S&P Global Market Intelligence - See Appendix for definition of Peer Group 1 Peer data as of June 30, 2018 Risk Weighted Assets / Total Assets

Third Quarter 2018 Key Performance Indicators Earnings: Record net income of $51.3mm, a 30% increase over third quarter of 2017 Earnings per share of $0.34, an increase of 17% Adjusted net income1 was $52.4mm and adjusted EPS1 was $0.34 when excluding the following pre-tax items: $0.1mm in securities gains $1.7mm in merger & integration charges $0.1mm net branch action gain Loans and Deposits: Stable loan balances in 3Q18 impacted by higher payoffs in commercial and continued planned runoff in indirect consumer; commercial pipeline remains strong at $1.7billion; YTD total commercial up 6.8% and total loans up 2.9%3 Seasonal decline in core deposit balances2 Low cost of total deposits at 36 bps, up 7 bps from 2Q18, with 13.0% deposit beta4 through the cycle Operating Leverage and Expense Management: Positive adjusted operating leverage1 of over 400 bps year-over-year 14% year-over-year increase in adjusted revenue1 10% year-over-year increase in adjusted noninterest expense1; adjusted noninterest expense under $110m Efficiency Ratio: Adjusted efficiency ratio1 of 58.67% improved 251 bps from the third quarter of 2017 Return Profile: Pre-provision net revenue return on average assets1 was 1.38% Adjusted pre-provision net revenue return on average assets1 was 1.62% 1 Non-GAAP financial measure which Management believes is useful in evaluating the financial results of the Company – see Appendix for Non-GAAP reconciliation 2 Based on end-of-period balances 3 Net of student loans sold: annualized 4 Deposit beta defined as the increase in cost of interest bearing deposits divided by the increase in end of period fed funds target rate since 3Q15

Branch Actions Sold 10 Wisconsin branches October 26, 2018 Approximately $231 million in deposits No loans are associated with the deal Consolidation of 10 branches in 2018 9 in late 2Q18 and 1 in early 3Q18 Driving efficiencies through increased branch size and investment in mobile and online banking Consolidated 71 branches since January 2014 Increased core deposits per branch by 100% since 2010 Launched new online and mobile solution January 2016 Increased mobile users 400%

Tax Matters 3Q18 tax credit business impact After-tax impact of tax credits: ($1.2mm) or ($0.01) per share Tax credit amortization (recognized in noninterest expense): $9.2mm 4Q18 tax credit business forecast After-tax impact of tax credits: ~$0.03 per share Tax credit amortization (recognized in noninterest expense): $1mm to $2mm Effective tax rate (FTE) 14% to 15% and GAAP tax rate 10% to 11% Full-year 2018 tax credit business forecast After-tax impact of tax credits: ~$3mm or ~$0.02 per share Tax credit amortization (recognized in noninterest expense): $22mm to $24mm Effective tax rate (FTE) 14% to 15% and GAAP tax rate 10% to 11% Full-year 2019 tax credit business forecast Minimal impact to 2019 Tax credit amortization (recognized in noninterest expense) de minimis Effective tax rate (FTE) ~24% and GAAP tax rate ~20% New assets being contributed to fund

Outlook Mid-single digit organic total loan growth Organic commercial and commercial real estate loan growth of approximately 8% to 10% Balances stable with strong end of period pipeline 3Q18 Adjusted1 Results 4Q18 Outlook Loan growth FTE NIM, excluding accretion income, should be stable to moderately improving, assuming no rate hikes; yield curve dynamics temper expectations FTE net interest margin was 3.51%, including 19 bps of accretion Net interest margin Lower vs. 3Q18 levels with normal seasonal trends $45.6mm, excluding securities gains and other gains3 Noninterest income1 Run-rate noninterest expenses consistent with 3Q18 level, subject to seasonal factors (excluding amortization of tax credit investments and other charges4) $108.4mm, excluding amortization of tax credit investments and other charges4 Noninterest expense1 Full-year 2018 tax rates expected to be 14% to 15% FTE and 10% to 11% GAAP Expectations include impact of tax credit business FTE income tax rate was 13.6% Tax rate KFI partnership closed 11-1-2018 and scheduled to convert during 2Q19 Sale of 10 Wisconsin branches (~$231mm deposits) 10-26-2018 4Q18 outlook excludes impact of KFI and branch sale Anchor MN almost 9% annualized commercial loan growth since closing Anchor MN cost savings (36%) realized with 3Q18 run rate M&A/Branch Actions 1 Non-GAAP financial measure which Management believes is useful in evaluating the financial results of the Company – see Appendix for Non-GAAP reconciliation 2 Based on period-end balances 3 Other gains related to branch actions 4 Other charges relate to branch actions, mergers, and severance

Commitment to Excellence

Financial Details FINANCIAL DATA AS OF September 30, 2018 DATED: November 1, 2018

Third Quarter 2018 Results Performance Drivers Net income up $7.3mm driven mostly by expense control Credit metrics remain strong – net charge-offs of 0.06% Reported noninterest income decrease after a $2.2mm gain on the sale of student loans in 2Q18 Reported noninterest expense includes $1.7mm in merger charges and $0.1mm in branch action charges $ in millions, except per-share data 1 Non-GAAP financial measure which Management believes is useful in evaluating the financial results of the Company – see Appendix for Non-GAAP reconciliation 2 Based on end-of-period balances

Pre-Provision Net Revenue Adjusted pre-provision net revenue1 increased 21.0% Y/Y Improvement driven by successful execution of our stated strategy Improved balance sheet mix Low cost core deposit funding Strong expense management Positive operating leverage continues 434 bps Y/Y improvement 287 bps YTD improvement 1 Up 21.0% YoY $ in millions 1Non-GAAP financial measure which management believes is useful in evaluating the financial results of the Company – see Appendix for Non-GAAP reconciliation Up 19.1%

Average Earning Asset Mix $ in millions 1 On the available-for-sale (AFS) portfolio Loans Loans: 74% of earning assets, up 2.2% Y/Y Total commercial loans: 49% of earning assets, up 8% Y/Y Indirect auto: 6.7% of earning assets, down 1.9% Y/Y Securities Duration of 4.49 vs. 4.46 in 2Q18 3Q18 yield was 2.82% 3Q18 new money yield was 3.75% Estimated NTM cash flows of $424mm Net unrealized pre-tax loss of $96mm1 Net unamortized premium of $50mm Up ~ 8% Down ~ 2% Down ~ 2%

Loans $ in millions 1 Includes loans held for sale; based on period-end balances; growth is annualized 2 Reflects closing of Minnesota Partnership Average Balances Period-End Balances YTD Commercial & industrial loan growth of over 11% annualized 3Q Total loans decreased 0.3%1 - 1.8% Commercial & industrial + 2.7% Commercial real estate - 15% Indirect consumer 3Q Commercial and Commercial Real Estate increased 0.9%1 Strong growth in Milwaukee, Michiana and Indianapolis Quarterly commercial production of $455.2mm Commercial pipeline at quarter end was $1.7 billion – still near record levels Line utilization was 36.7% at quarter end Loan yields decreased 1 bp - 15 bps accretion income + 8 bps loan coupons/mix/volume/days + 6 bps interest collected on nonaccruals 3Q18 new production average yields Commercial & industrial: 4.98% Commercial real estate: 4.66% Residential real estate: 4.52% Indirect lending: 4.23% 2

Commercial Loan Portfolio Concentrations As of September 30, 2018 $ in millions 1 Includes held for sale Total C&I and CRE - $7,431 (Classed by Product Type)

Commercial Real Estate Loan Concentrations As of September 30, 2018 $ in millions CRE - $4,482 (Classed by Property Type) Multifamily by Product Type - $1,185 Multifamily by State - $1,185 (State Determined by Primary Address of Pledged Collateral)

Auto Loan Portfolio $ in millions as of September 30, 2018 Total portfolio average original loan term of 70 months and weighted average FICO score of 764 Total Portfolio yield of 3.38% 30+ Days Delinquency at 9/30/2018 is 0.66% Loans are originated within the ONB footprint

Investment Portfolio Purchases 3Q181 1 Data as of September 30, 2018   Q3 2018 Purchases- Book Value     Treasuries - Agencies 53,705,386 Pools 13,675,574 CMO 125,107,685 Municipals 13,706,409 Corporates 7,060,897 ABS - Equity - Total 213,255,951

Investment Portfolio $ in millions 1 Includes market value for both available-for-sale and held-to-maturity securities Investment Portfolio yield of 2.82% in 3Q18 vs. 2.77% in 2Q18

Stable Funding Costs Average Balances Period-End Balances 13.0% deposit beta2 through the current interest rate cycle Total deposit costs of 36 bps Total Interest-bearing deposit costs were 49 bps, up 8 bps from 2Q18 Sold 10 Wisconsin branches with approximately $231mm in deposits on October 26, 2018 $ in millions 1 Reflects closing of Minnesota Partnership 2 Deposit beta defined as the increase in cost of interest bearing deposits divided by the increase in end of period fed funds target rate since 3Q15 1

Key Performance Drivers NIM decreased 4 bps vs. 2Q18 0 bps interest rate increase/volume/mix - 11 bps accretion + 4 bps interest collected on nonaccruals + 3 bps # of days Net Interest Income & Net Interest Margin1 $ in millions 1Tax Equivalent Basis; Non-GAAP financial measure which Management believes is useful in evaluating the financial results of the Company – see Appendix for Non-GAAP reconciliation Total Earning Assets Yield Net Interest Margin Interest-Bearing Liability Cost Accretion

Projected Purchase Accounting Impact Actual Accretion Projected Accretion1 Actual Discount Projected Discount1 Manageable declines in purchase accounting impact expected in future periods Actual IA Amortization Net Income Statement Contribution $ in millions 1 Projections are updated quarterly, assume no prepayments and are subject to change IA = Indemnification Asset 2 Non-GAAP financial measure which Management believes is useful in evaluating the financial results of the Company – see Appendix for Non-GAAP reconciliation Graphs do not include impact of recent Klein partnership

$ in millions Change to Net Interest Income based on a two year time horizon Modeled Interest Rate Sensitivity Interest Rate Sensitivity models use a 41% beta with no lag on non-maturity, interest bearing deposits in increasing rate scenarios 19% of total non-interest bearing DDA are considered rate sensitive Investment portfolio duration of 4.49 at 9/30/2018, compared to 4.46 at 6/30/2018 43% of C&I and CRE loans reprice within one year 10% of loans have floors; less than 1% of these loans are currently below their floor rates

Noninterest Income $ in millions 1Non-GAAP financial measure which management believes is useful in evaluating the financial results of the Company – see Appendix for Non-GAAP reconciliation Residential mortgage production includes quick home refinance product Key Performance Drivers Adjusted noninterest income1 $0.7mm decrease in wealth management fees (from seasonal tax preparation fees in 2Q18) $0.8mm seasonal decrease in mortgage banking revenue $1.8mm increase in capital markets income Mortgage revenue 3Q18 net gains on sales and fees was $2.2mm and net servicing income was $2.1mm 3Q18 production was $220mm 82% purchase / 18% refi 63% sold in secondary market YTD 2017 YTD 2018

Noninterest Expense $ in millions 1Non-GAAP financial measure which management believes is useful in evaluating the financial results of the Company – see Appendix for Non-GAAP reconciliation Key Performance Drivers Adjusted noninterest expense of $108.4mm Reflects ongoing focus on disciplined expense management Adjusted Efficiency Ratio of 58.67% 251 bps improvement from third quarter of 2017 YTD 2017 YTD 2018

Conservative Lending Limits/Risk Grades Borrower Asset Quality Rating (Risk Grades) In-House Lending Limit1 ($ in millions) 0 – Investment Grade $60.0 1 – Minimal Risk $52.5 2 – Modest Risk $47.5 3 – Average Risk $40.0 4 – Monitor $32.5 5 – Weak Monitor $22.5 6 – Watch $10.0 7 – Criticized (Special Mention) $5.0 In-house lending limits conservative relative to ONB’s legal lending limit at September 30, 2018 of $235 million per borrower 1 Includes entire relationship with borrower Borrower Asset Quality Rating (Risk Grades) 8 – Classified (Problem) 9 – Nonaccrual

Capital Trends 1 Non-GAAP financial measure which Management believes is useful in evaluating the financial results of the Company – see Appendix for Non-GAAP reconciliation The estimated $39.3 million deferred tax asset revaluation recorded in 4Q17 reduced TBV by $0.26

Our Transformational Journey 2011 Monroe Bancorp $771M 15 Branches 2012 Indiana Community $818M 17 Branches 2014 Tower Financial $618M 7 Branches 2014 United Bancorp $851M 18 Branches 2013 24 Branches (Bank of America) 2011 Integra Bank (FDIC) $1.8B 52 Branches 2014 LSB Financial $337M 5 Branches 2015 Founders Financial $447M 4 Branches 2016 Anchor BanCorp (Wisconsin) $2.2B 46 Branches Total assets acquired 1 Source: Klein’s 9-30-2018 Call Report 2017 Anchor Bancorp (Minnesota) $2.2B 17 Branches 20181 Klein Financial, Inc. $2.0B 18 Branches

2011 2012 2013 Acquired Monroe Bancorp – Enhanced Bloomington, IN presence January, 2011 Acquired Indiana Community – Entry into Columbus, IN September, 2012 FDIC-assisted acquisition of Integra Bank July, 2011 Sold non-strategic market – Chicago-area - 4 branches Consolidation of 21 branches Acquired 24 MI / IN branches July, 2013 Consolidation of 44 branches Sold 12 branches Consolidation of 22 branches Acquired 223 Sold 43 Consolidated 158 Acquired Tower Financial – Enhancing Ft. Wayne, IN presence April, 2014 Acquired United Bancorp — Entering Ann Arbor, MI July, 2014 2014 Consolidation of 4 branches Acquired LSB Financial Corp.– Enhancing Lafayette, IN presence November, 2014 Acquired Founders Financial Corporation– Entry into Grand Rapids, MI January, 2015 2015 Consolidation of 23 branches Transforming Old National’s Landscape Sold non-strategic market – Southern IL – 12 branches + 5 branches 2016 Acquired Anchor BanCorp Wisconsin Inc. – Entering the state of Wisconsin May, 2016 Consolidation of 5 branches 2017 Consolidation of 29 branches Acquired Anchor Bancorp, Inc. – Entering Minneapolis November, 2017 2018 Consolidation of 10 branches Sold 10 branches in Wisconsin Acquired Klein Financial, Inc. Minneapolis November, 2018

Creating Minnesota’s Preeminent Community Bank Source: S&P Global Market Intelligence and FDIC Summary of Deposits as of June 30, 2018 “Out-product Small Banks, Out-service Large Regionals” Highly complementary footprint and business mix that creates a $3B+ Minneapolis franchise #7 deposit market share ranking in Minneapolis Franchise supports future growth (64% L/D) with a strong, low-cost core deposit base (22 bps total cost) ONB Klein Minneapolis MSA – Deposit Market Share 90 35 94 “A Perfect Fit”

Klein Improves Low Cost Deposit Franchise Source: S&P Global Market Intelligence and proforma for Klein partnership (using Klein’s 9-30-18 Call Report) & sale of 10 Wisconsin branches 1 Deposit beta calculated as change in cost of interest-bearing deposits over change in federal funds rate Cost of Interest-Bearing Deposits vs. Fed Funds Q3’15 – 3Q18 Deposit Beta 1 Klein’s cost of total deposits has remained stable despite an increasing rate environment 8 bps decrease in IBD deposits versus a 200 bps increase in the Fed Funds rate this cycle Deposit beta of 4.0%1 since the third quarter of 2015 Positioned for growth with a 64% loan-to-deposit ratio as of September 30, 2018; Proforma total ONB 88% loan-to-deposit ratio by the numbers Population: 6.7 million Total Resident Labor Force:3.3 million Unemployment Rate:3.5% (Sept. ‘18, Seasonally Adjusted) GDP: $368.0B Exports:$37.7B Land Area:35,867 sq mi crossroads of America $4.6 billion and 13,300 new jobs from international investment (2012 – 2014) Home to the 2nd largest Global Fed-Ex air hub A one-day drive or less to 80% of US population Indiana at a Glance Old National is the largest bank headquartered in Indiana Sources: Bureau of Labor Statistics, Stats Indiana, United States Census Bureau, Indiana Economic Development Corporation, U.S. Department of Commerce, theus50.com, Indiana Chamber of Commerce, St. Louis Fed pro business “AAA” Credit Rating – Fitch, Moody’s and Standard and Poor #1 state for Cost of Doing Business and Infrastructure – CNBC, 2016 #1 state for manufacturing workforce – Business Facilities, 2017 #2 state for cost of doing business – CNBC, 2017 4th in the U.S. for regulatory environment – Forbes, 2016 5th state for business – Chief Executive, 2018 8th in the U.S. for overall business tax climate – Tax Foundation, 2017 Corporate Income Tax dropping from 6.5% to 4.9% by 2021

Growth Opportunities in the Midwest Louisville, Kentucky Highest population MSA and highest median household income MSA in Kentucky Grand Rapids, Michigan 1st “10 Big Cities with the Fastest Growing Economies” – Forbes 2017 2nd best large city to start a business – Wallet Hub, 2016 7th “Best Places to Live” – U.S. News and World Report, 2016 Ann Arbor, Michigan Highest median household income MSA in Michigan 3.0% unemployment rate vs. US rate of 3.7% (Sept, ‘18) 1st “Best Places to Live” – Livability.com, 2018 Indianapolis, Indiana Highest population and one of the highest median household income MSAs in Indiana Best Place to do Business in the Midwest and 5th best nationwide – Chief Executive Magazine, 2017 Madison, Wisconsin 7th “Best Places to Live” – Livability.com, 2018 2.3% unemployment rate vs. US rate of 3.7% (Sept, ‘18) Sources: S&P Global Market Intelligence, Bureau of Labor Statistics Minneapolis, Minnesota 3rd largest MSA in the Midwest 2.5% unemployment rate vs U.S. rate of 3.7% (Sept, ‘18) 1st “Best Place to Find a Manufacturing Job” – ZipRecruiter, 2018 Home to 16 Fortune 500 Companies

Attractive Midwest Markets Source: S&P Global Market Intelligence, based on MSAs $ in thousands Average of ONB Footprint Average of ONB Footprint

Attractive Midwest Markets Minneapolis, MN1 Indianapolis, IN Milwaukee, WI Louisville, KY Grand Rapids, MI MSA Population: 3.7 million MSA Population: 2.1 million MSA Population: 1.6 million MSA Population: 1.3 million MSA Population: 1.1 million Major industries include: Manufacturing, applied research and technology Major industries include: Scientific and technical services, pharmaceutical, insurance and healthcare Major industries include: manufacturing, healthcare, insurance, and tourism Major industries include: Healthcare, tourism, logistics, and manufacturing Major industries include: Office furniture, healthcare, consumer goods and grocery Headquarters to 16 Fortune 500 companies, including Target, General Mills, 3M, Land O Lakes and SuperValu Headquarters to Eli Lilly, Anthem, Conseco and the NCAA Headquarters to Harley-Davidson, Rockwell Automation, Johnson Controls and Manpower Headquarters to Yum! Brands, Humana, Hillerich & Bradsby (Louisville Slugger) and Churchill Downs – also large UPS and Ford plants Headquarters to Steelcase, Amway, Meijer, Spectrum Health and Gordon Foods 35 Branches, Loans $2.8B Core Deposits: $3.4B 17 Branches, Loans: $746M Core Deposits: $909M 4 Branches, Loans: $792M Core Deposits: $182M 5 Branches, Loans: $772M Core Deposits: $242M 4 Branches, Loans: $288M Core Deposits: $259M Sources: Population from S&P Global Market Intelligence ; Industry and company data from City-Data.com, Forbes.com Branch Count, Loan and Deposit data as of September 30, 2018, and based on ONB’s internal regional reporting structure 1 Proforma for Klein partnership Madison, WI Lexington, KY Ft. Wayne, IN Ann Arbor, MI Kalamazoo, MI MSA Population: 665K MSA Population: 521K MSA Population: 439K MSA Population: 372K MSA Population: 341K Major industries include: Advanced manufacturing, agriculture, healthcare, information technology and life sciences Major industries include: Thoroughbred horse farms, horse racing, agribusiness and technology Major industries include: Healthcare, manufacturing and insurance Major industries include: Automotive, IT/Software, life sciences and healthcare Major industries include: automotive component manufacturing, pharmaceutical and medical products Headquarters to American Family, Spectrum Brands, Epic Health Systems, Exact Sciences, Promega and the University of Wisconsin Headquarters to Lexmark International, the University of Kentucky – also large Toyota plant Headquarters to Steel Dynamics, Vera Bradley – also large General Motors plant Headquarters to Borders Group, Domino’s Pizza, Zingerman’s and the University of Michigan Headquarters to Stryker, Pfizer Global Manufacturing and Upjohn 26 Branches, Loans: $616M Core Deposits: $998M 1 Branch, Loans: $110M Core Deposits: $29M 6 Branches, Loans: $351M Core Deposits: $349M 11 Branches, Loans: $674M Core Deposits: $686M 6 Branches, Loans: $211M Core Deposits: $373M

Position or Salary Target Ownership Guidelines Chief Executive Officer 5X salary in stock or 200,000 shares Chief Operating Officer 4X salary in stock or 100,000 shares Salary equal to or greater than $250,000 3X salary in stock or 50,000 shares Salary below $250,000 2X salary in stock or 25,000 shares Salary equal to or less than $150,000 1X salary in stock or 15,000 shares Stock ownership guidelines have been established for named executive officers as follows: As of September 30, 2018, each named executive officer has met their stock ownership requirement Commitment to Strong Corporate Governance

2018 Executive Compensation Short Term Incentive Plan (CEO, CFO, COO, CCE, Chief Legal Counsel) Performance Measure Weight Corporate EPS 60% ROATCE 20% Efficiency Ratio 20% Tied to long term shareholder value Long Term Incentive Plan (CFO, COO, CCE, Chief Legal Counsel) Performance Measure Weight Performance-based 75% (50% TSR & 50% ROATCE) Service-based 25% Long Term Incentive Plan (CEO) Performance Measure Weight Performance-based 100% (50% TSR & 50% ROATCE)

Board of Directors Director Market Background Alan W. Braun Evansville, IN Senior Advisor to Industrial Contractors Skanska with 45+ years as a construction executive; formerly Chairman, President and CEO of Industrial Contractors, Inc. Andrew E. Goebel Evansville, IN 34-year career in the energy industry, most recently serving as President and Chief Operating Officer of Vectren Corporation Jerome F. Henry Jr. Ft. Wayne, IN Owner and President of Midwest Pipe & Steel, Inc., a company he founded in 1972 Robert G. Jones, Chairman Evansville, IN Chairman and CEO of Old National Bancorp; formerly with KeyCorp for 25 years Ryan C. Kitchell Indianapolis, IN Executive Vice President and Chief Administrative Officer at Indiana University Health; formerly IU Health’s Chief Financial Officer since 2012; previously worked for Indiana Governor Mitch Daniels Phelps L. Lambert Henderson, KY Managing Partner of Lambert and Lambert, an investment partnership; formerly CEO and Chief Operating Officer of Farmers Bank & Trust Company Thomas E. Salmon Evansville, IN Chairman and CEO of Berry Global, a Fortune 500 and NYSE company; formerly Berry Global’s President and Chief Operating Officer Randall T. Shepard Indianapolis, IN Former Chief Justice of the Indiana Supreme Court, serving for 25 years Rebecca S. Skillman, Lead Director Bloomington, IN Chairman of Radius Indiana, an economic development regional partnership. Formerly Lieutenant Governor of the State of Indiana as well as an Indiana Senator Kelly N. Stanley Muncie, IN 30+ years in the healthcare industry, most recently serving as President and CEO of Cardinal Health Systems, Inc. Former Chairman of Ball Memorial Hospital, Inc. Derrick J. Stewart Evansville, IN CEO of the YMCA of Southwestern Indiana Katherine E. White Ann Arbor, MI A Colonel in the U.S. Army currently serving in the Michigan Army National Guard as the Commander Judge Advocate; a Professor of Law at Wayne State University Law School; a Regent with the University of Michigan Board of Regents Linda E. White Evansville, IN Executive Director of the Deaconess Foundation; Formerly President and CEO for Deaconess Health System, Inc., serving 32 years as an administrator in the healthcare industry

Appendix

Non-GAAP Reconciliations $ in millions

Non-GAAP Reconciliations $ in millions

Non-GAAP Reconciliations $ in millions 1 Year-over-year basis point change in noninterest expense plus change in total revenue 2 Year-over-year basis point change in adjusted noninterest expense plus change in adjusted total revenue

Non-GAAP Reconciliations $ in millions

Non-GAAP Reconciliations $ in millions

Non-GAAP Reconciliations $ in millions

Non-GAAP Reconciliations $ in millions

Non-GAAP Reconciliations $ in millions

Peer Group Like-size, publicly-traded financial services companies, generally in the Midwest, serving comparable demographics with comparable services as ONB

Old National Investor Relations Contact Additional information can be found on the Investor Relations web pages at www.oldnational.com Investor Inquiries: Lynell J. Walton, CPA SVP – Director of Investor Relations 812-464-1366 lynell.walton@oldnational.com